PROSPECTUS SUPPLEMENT - August 14, 2000*

AXP Progressive Fund (Nov. 29, 1999 revised as of June 26, 2000)
S-6449-99 R (6/00)

The "INVESTMENT STRATEGY" section is revised as follows:

The Fund's assets primarily are invested in common stocks of medium-sized U.S. companies. Generally, the stocks of these companies provide investors with an opportunity for long-term growth of capital.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, employs an active investment strategy that selects stocks based upon an analysis of valuation and earnings. This selection discipline favors companies that exhibit:

o Attractive valuations, based on measures such as the ratio of stock price to company earnings, free cash flow and book value; and

o Improving earnings, based on an analysis of the consensus of analysts' earnings estimates, as well as an assessment of qualitative factors (such as technological advantages and competitive positioning) that may influence a company's future growth rate.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

         - the security is overvalued relative to other potential investments,

         - the security has reached AEFC's price objective or growth expectations, and

         - the company's performance fails to meet expectations stated above.

(The last three paragraphs of the section on page 4p were not modified.)




S-6449-21 A (8/00)
*Valid until next prospectus update
Destroy Nov. 29, 2000